Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 12, 2019, is among LINN ENERGY HOLDCO II LLC, a Delaware limited liability company (the “Borrower”); LINN ENERGY HOLDCO LLC, a Delaware limited liability company (the “Parent”); LINN MERGER SUB #1, LLC, a Delaware limited liability company (“MidCo”); RIVIERA RESOURCES, INC., a Delaware corporation (“Holdings”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the Parent, MidCo and Holdings, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Issuing Bank; and the Lenders signatory hereto.

R E C I T A L S

A. The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 4, 2017 (as amended by the First Amendment and the Second Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the other Obligors are parties to that certain Guarantee and Collateral Agreement dated as of August 4, 2017 made by each of the Grantors (as defined therein) in favor of the Administrative Agent.

C. The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended by replacing “MIDCO (AS DEFINED HEREIN),” with “LINN MERGER SUB #1, LLC, AS MIDCo,”.

2.2 Amendment to Preamble. The preamble of the Credit Agreement is hereby amended by replacing “MidCo (as defined below);” with “Linn Merger Sub #1, LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (“MidCo”);”.

2.3 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“Guarantor” means (a) Holdings; (b) MidCo; (c) the Parent; and (d) each Restricted Subsidiary that is a party to the Guarantee and Collateral Agreement as a “Guarantor” and “Grantor” (as such terms are defined in the Guarantee and Collateral Agreement) and guarantees the Obligations (including pursuant to Section 6.01 and Section 8.13(b)). On the Third Amendment Effective Date, the following Persons are Guarantors: Holdings, MidCo, the Parent, Riviera Operating, LLC, a Delaware limited liability company (f/k/a Linn Operating, LLC), Riviera Upstream, LLC, a Delaware limited liability company (f/k/a Linn Energy Holdings, LLC), Riviera Marketing, LLC, a Delaware limited liability company (f/k/a Linn Marketing, LLC) and Riviera Michigan LLC, a Delaware limited liability company (f/k/a Linn Midwest Energy LLC).

“MidCo” has the meaning assigned to such term in the preamble.

“Unrestricted Subsidiary” means (a) Roan Holdco (for so long as Roan Holdco remains a Subsidiary), (b) effective as of the Spinoff Part II Effective Date, Blue Mountain (for so long as Blue Mountain remains a Subsidiary), (c) effective as of the Third Amendment Effective Date, Mayzure (for so long as Mayzure remains a Subsidiary) and (d) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary after the date hereof in accordance with, and subject to the satisfaction of the conditions set forth in, Section 1.06.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Helium VPP” means the production payment consisting of limited term overriding royalty interests in helium produced from certain oil and gas properties and mineral estates in the Hugoton Field, Kansas, as set forth in and conveyed pursuant to the Helium VPP PSA and the Helium VPP Conveyance.

“Helium VPP Conveyance” means that certain Conveyance of Term Overriding Royalty Interest, dated as of the Third Amendment Effective Date, from Riviera Upstream, LLC to Mayzure, as amended, amended and restated, replaced, supplemented or otherwise modified from time to time to the extent permitted hereunder.

“Helium VPP Documents” means, collectively, the Helium VPP Conveyance, the Helium VPP Mortgage and the Helium VPP PSA.

“Helium VPP Mortgage” means that certain Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of the Third Amendment Effective Date, from Riviera Upstream, LLC, as Mortgagor to Mayzure, as Mortgagee, as amended, amended and restated, replaced, supplemented or otherwise modified from time to time to the extent permitted hereunder.

“Helium VPP Properties” means the “Leases” as such term is defined in the Helium VPP Conveyance.

“Helium VPP PSA” means that certain Purchase and Sale Agreement, dated as of March 8, 2019, by and between Riviera Upstream, LLC and Mayzure, as amended, amended and restated, replaced, supplemented or otherwise modified from time to time to the extent permitted hereunder.

“Mayzure” means Mayzure, LLC, a Delaware limited liability company.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of March 12, 2019, among the Borrower, Holdings, MidCo, the Parent, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment.

(c) The penultimate sentence of the definition of “Debt” is hereby amended and restated in its entirety to read as follows “Notwithstanding anything herein to the contrary, (i) any obligations of the Borrower or any Guarantor with respect to (x) any obligations under the Existing Credit Agreement secured by the Wells Fargo Default Interest LC and (y) the Existing Letters of Credit shall not constitute Debt and (ii) the undischarged balance of the Helium VPP and obligations arising under the Helium VPP Documents shall not constitute Debt.”.

(d) Clause (c) of the definition of “EBITDA” is hereby amended by (1) replacing the word “and” at the end of clause (iii) with a comma, (2) adding the word “and” at the end of clause (iv) immediately prior to the period and (3) adding a new clause (v) to read as follows: “(v) any income or gain in respect of the Helium VPP”.

2.4 Amendment to Section 9.03. Section 9.03 is hereby amended by adding a new clause (e) to read as follows:

(e) Liens on the Helium VPP Properties arising pursuant to the Helium VPP and the Helium VPP Mortgage; provided that such Liens shall not extend to or encumber any Property of the Obligors or the Restricted Subsidiaries other than the Helium VPP Properties.

2.5 Amendment to Article IX. Article IX is hereby amended by adding a new Section 9.24 to read as follows:

Section 9.24 VPP Documents. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, amend, waive, modify or supplement in any material respect (or vote to enable, or take any other action to permit, such amendment, waiver, modification or supplement of) any of the Helium VPP Documents, in each case in any manner materially adverse to the interests of the Administrative Agent and the Lenders.

Section 3. Conditions Precedent to Third Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

3.1 Third Amendment. The Administrative Agent shall have received from the Borrower, each other Obligor, the Majority Lenders and the Issuing Bank counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.2 No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Third Amendment Effective Date.

3.3 Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Credit Agreement.

3.4 Helium VPP. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying that (i) attached to such certificate are true, accurate and complete copies of the Helium VPP Documents and each other material document, instrument or agreement with respect to the Helium VPP, and since the date thereof, such Helium VPP Documents have not been amended, waived, modified or supplemented, (ii) the Helium VPP has been consummated, or substantially simultaneously with the Third Amendment Effective Date, shall be consummated, in all material respects in accordance with the terms of the Helium VPP Documents and (iii) Riviera Upstream, LLC has received, or substantially simultaneously with the Third Amendment Effective Date, shall receive, the Purchase Price (as defined in the Helium VPP PSA) pursuant to the terms of the Helium VPP PSA.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective and to declare the occurrence of the Third Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions in accordance with Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Third

Amendment Effective Date specifying its objection thereto. Notwithstanding the foregoing, the Third Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 11:59 p.m., New York City time, on April 12, 2019 (and, in the event such conditions are not so satisfied, extended or waived, this Third Amendment shall be void at such time and of no force and effect).

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law); (c) agrees that from and after the Third Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date and (ii) no Default has occurred and is continuing.

4.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

4.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. In accordance with Section 12.03(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Administrative Agent.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.

4.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

PARENT:	LINN ENERGY HOLDCO LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

MIDCO:	LINN MERGER SUB #1, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

HOLDINGS:	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

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THIRD AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	RIVIERA UPSTREAM, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

RIVIERA OPERATING, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

RIVIERA MICHIGAN LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

RIVIERA MARKETING, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer

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THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as
Administrative
Agent

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency Services Group

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THIRD AMENDMENT TO CREDIT AGREEMENT

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing
Bank and a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

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THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

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THIRD AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a
Lender

By:	/s/ John Kuhns
Name:	John Kuhns
Title:	Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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THIRD AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A., as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	EVP

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Managing Director

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CATHAY BANK, as a Lender

By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

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COMERICA BANK, as a Lender

By:	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager

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BMO HARRIS BANK N.A., as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

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DNB CAPITAL LLC, as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Jamie Grubb
Name:	Jamie Grubb
Title:	First Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Justin Bellamy
Director

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

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SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

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SUNTRUST BANK, as a Lender

By:	/s/ Brian Guffin
Name:	Brian Guffin
Title:	Managing Director

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BP ENERGY COMPANY, as a Lender

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

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MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Ian Steddon
Name:	Ian Steddon
Title:	Division Director

By:	/s/ Lucy Maislish
Name:	Lucy Maislish
Title:	Associate Director

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NEXTERA ENERGY MARKETING, LLC, as a Lender

By:	/s/ Mark Palanchlan
Name:	Mark Palanchlan
Title:	Vice President and Managing Director
Nextera Energy Marketing, LLC

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